SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/        / Preliminary Proxy Statement.

/       / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ X / Definitive Proxy Statement.

/       / Definitive Additional Materials.

/       / Soliciting Material Pursuant to § 240.14a-12.

Eaton Vance Floating-Rate Income PLUS FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /       No fee required.

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the

amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /       Fee paid previously with preliminary materials.

/ /       Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Eaton Vance Floating-Rate Income Plus Fund

Two International Place

Boston, Massachusetts 02110

February 11, 2021

William H. Park

Chairperson, Board of Trustees

Eaton Vance Floating-Rate Income Plus Fund

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), I cordially invite you to attend the special meeting of shareholders scheduled to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on February 26, 2021 at 11:30 a.m. Eastern Time (the “Meeting”). The Meeting is being held to approve a matter important to your Fund relating to Morgan Stanley’s proposed acquisition of Eaton Vance Corp. (“EVC”).

On October 7, 2020, EVC, the parent company of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance”), entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC, subject to the completion or waiver of various conditions (the “Transaction”). The Transaction may be deemed to cause the Fund’s current investment advisory and administrative agreement with Eaton Vance to terminate in accordance with applicable law. In order to help ensure that the Fund’s operations continue uninterrupted upon the consummation of the Transaction, we are asking shareholders of the Fund to approve a new investment advisory and administrative agreement. The Board recommends that shareholders vote for this new agreement.

It is important to note that the Transaction is not expected to result in any change in the investment objective or strategies of your Fund, that the portfolio managers for your Fund are expected to continue in such roles upon consummation of the Transaction and that the management fee rate of your Fund under the new agreement will not change as a result of the Transaction.

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is to seek your vote on the approval of a new investment advisory and administrative agreement with Eaton Vance. The Board carefully considered this proposal and, as described more fully in the enclosed Proxy Statement, recommends that shareholders vote FOR the proposal on the WHITE proxy card. In particular, the Board believes that the new investment advisory and administrative agreement with Eaton Vance is in the best interests of the Fund.

It is particularly important that you vote on this matter because, as discussed in the enclosed Proxy Statement, Saba Capital Management, L.P., a known opportunistic hedge fund manager, and certain of its affiliates (collectively, “Saba”) are expected to launch a campaign against approval of your Fund’s new investment advisory and administrative agreement with Eaton Vance. This campaign could disrupt your Fund’s operations and potentially leave your Fund without an investment adviser.

Saba does not have an alternative plan for the management of the Fund; it is simply trying to take advantage of this situation to create disruption and force major structural change (such as liquidation or a large tender offer) that will allow Saba and its hedge fund investors to make a short-term profit. Saba’s actions do not recognize that the Fund has served a valuable role in the portfolios of its long-term investors for many years - it is willing to disrupt fund operations and potentially leave the Fund without an investment adviser in order to make a profit. Do not let Saba put its interests above yours.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other non-white proxy card, seeking your proxy to vote against the proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting. The Board urges you NOT to sign any proxy card sent to you by Saba or by any person other than the Fund. We urge you to mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important to us. We appreciate your consideration of this important matter. If you have questions about the proposal, please call our proxy information line at (800) 581-5238 or contact your financial intermediary.

Sincerely yours,

/s/ William H. Park

William H. Park

Chairperson, Board of Trustees

Eaton Vance Floating-Rate Income Plus Fund

*******

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR WHITE PROXY CARD PROMPTLY.

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, and in order to facilitate timely receipt of your vote given the potential impact of COVID-19, you are requested to complete, sign, and return the enclosed WHITE proxy card as soon as possible. You may withdraw your proxy if you attend the Meeting and desire to vote at the Meeting.

Table of Contents

Notice of Special Meeting of Shareholders	i
Proxy Statement	1
General Information	1
Questions and Answers	1
The Proposal	6
Further Information About Voting and the Special Meeting	9
Appendix A – Number of Shares Outstanding as of the Record Date	A-1
Appendix B – Form of New Investment Advisory and Administrative Agreement	B-1
Appendix C – Investment Advisory and Administrative Agreement: Date and Approvals	C-1
Appendix D – Board Considerations	D-1
Appendix E – Other Similar Funds Advised by Eaton Vance	E-1
Appendix F – Fund Trustees and Officers	F-1
Appendix G – 5% Ownership	G-1

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on February 26, 2021

Eaton Vance FLOATING-RATE INCOME PLUS FUND (EFF)

(the “Fund”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUND SCHEDULED TO BE HELD ON FEBRUARY 26, 2021: The notice of special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

To the shareholders of the Fund:

The special meeting of shareholders of your Fund will be held on February 26, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110 (the “Meeting”), to consider the following proposal (the “Proposal”).

Proposal 1: Approval of a new investment advisory and administrative agreement for the Fund with Eaton Vance Management (“Eaton Vance”) to continue to serve as the Fund’s investment adviser

Holders of record of shares of the Fund at the close of business on January 15, 2021 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof. As part of our effort to maintain a safe and healthy environment at the Meeting, the Fund and the Fund’s Board of Trustees (the “Board”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Board reserves the right to reconsider the date, time, and/or means of convening the Meeting.  Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Meeting, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

This notice and the related proxy materials first are being mailed to shareholders on or about February 11, 2021. This proxy is being solicited on behalf of the Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

February 11, 2021

i

PROXY STATEMENT

For the Special Meeting of Shareholders

To be held on February 26, 2021

Eaton Vance FLOATING-RATE INCOME PLUS FUND (EFF)

(the “Fund”)

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund at a meeting to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on February 26, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of the Fund will be asked to approve a new investment advisory and administrative agreement with Eaton Vance Management (“Eaton Vance”) (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of Special Meeting of Shareholders and the accompanying proxy card, is being mailed to shareholders on or about February 11, 2021. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

It is important to note that implementation of the Proposal below is subject to the closing of the Transaction (as defined below). Should the Transaction not be completed as scheduled or at all, the Proposal would not be implemented regardless of how shareholders vote.

Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with the Proposal to be considered at the Meeting.

Questions and Answers

Q: Why am I being asked to vote?

A: On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance, the Fund’s investment adviser, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including Eaton Vance (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund because Eaton Vance serves as investment adviser to your Fund. Upon the Closing, Eaton Vance will become an indirect wholly-owned subsidiary of Morgan Stanley.

Upon the Closing, the Fund’s investment advisory and administrative agreement with Eaton Vance (the “Current Agreement”) may be deemed to automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically in the event of an assignment of the agreement.

The Board recommends that you approve a new investment advisory and administrative agreement between the Fund and Eaton Vance (the “New Agreement”) to ensure that Eaton Vance will continue to serve as the Fund’s investment adviser upon the Closing. In connection with the Transaction, Eaton Vance proposed, and the Board approved, certain updates to the provisions of the Current Agreement. This Proxy Statement describes the Transaction and the New Agreement.

1

Q: How will the Transaction affect Eaton Vance?

A: Following the Closing, Eaton Vance is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Fund.

Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term financial benefits for the Fund. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships. Approval of the New Agreement will provide continuity of the investment program you selected through your investment in the Fund and help to ensure that the Fund’s operations continue uninterrupted after the Closing.

Q: How does the New Agreement differ from the Current Agreement?

A: While certain provisions have been updated, the New Agreement is substantially similar to the Current Agreement. The services that your Fund will receive under the New Agreement are expected to be substantially similar to those it receives under the Current Agreement.

The material differences between the provisions of the New Agreement and the Current Agreement are described in more detail within this Proxy Statement and in various Appendices to this Proxy Statement.

Q: Will my Fund’s contractual management fee rate increase?

A: No. The investment advisory and administrative services fee (referred to as a “management fee”) rate proposed for the Fund will remain the same as under the Current Agreement.

Q: Will the New Agreement result in any changes in the portfolio management, investment objective, or investment strategies of my Fund?

A: No. The New Agreement is not expected to result in any changes to the Fund’s investment objective or investment strategies. Further, the portfolio managers for the Fund are expected to continue in such roles upon the Closing.

Q: Will the Transaction be completed if this Proposal is not approved?

A: The Closing may take place even if shareholders of the Fund do not approve the Proposal. If this should happen, the Board would consider what additional actions to take, which could include continuing to solicit approval of the New Agreement. In addition, the Board has approved an interim investment advisory and administrative agreement (the “Interim Agreement”) that may be used while solicitation continues after the Closing. The terms of the Interim Agreement are substantially identical to those of the Current Agreement except for term and escrow provisions required by applicable law.

Q: How does the Board recommend that the Fund’s shareholders vote on the Proposal?

A: The Board recommends that you vote FOR the Proposal.

Q: Who is eligible to vote?

A: Shareholders of record of the Fund at the close of business on January 15, 2021 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

2

The number of voting securities of the Fund outstanding and entitled to vote on the Record Date is shown in Appendix A. Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign the WHITE proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Q: How do I vote my shares?

A: You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed WHITE proxy card and follow the directions.
•	By internet: Access the website address printed on the enclosed WHITE proxy card and follow the directions on the website.
•	By mail: Complete, sign, and date the WHITE proxy card you received and return in the self-addressed, postage-paid envelope. Please do not sign or return or vote on any proxy card other than a WHITE proxy card.
•	At the Meeting: Vote your shares at the Meeting scheduled to be held on February 26, 2021 at 11:30 a.m. Eastern Time.

Q: Is my Fund paying for the Transaction or this proxy solicitation?

A: No. The Fund will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by EVC.

Q.        What should I do if I receive a gold proxy card or other proxy materials?

A.        Saba Capital Management, L.P., a known opportunistic hedge fund manager, and certain of its affiliates (collectively, “Saba”) are expected to launch a campaign encouraging shareholders to vote against the Proposal to approve the New Agreement. As discussed further herein, the Board believes that it is in the best interests of the Fund to enter into the New Agreement and has unanimously approved the New Agreement. You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other non-white proxy card, seeking your proxy to vote against the Proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting. The Fund is not responsible for the accuracy of any information provided by or relating to Saba contained in proxy solicitation materials filed or disseminated by or on behalf of Saba, or any other statements made by Saba. The Board urges you NOT to sign any proxy card sent to you by Saba or by any person other than the Fund. Voting on the GOLD proxy card (or other non-white proxy card) may irreparably harm the Fund (as discussed below).

The Board, by majority vote, recommends that shareholders vote on the enclosed WHITE proxy card FOR the Proposal to approve the New Agreement. Do not send back any proxy card other than the enclosed WHITE proxy card. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba, you can still change your vote by (i) signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) voting at the Meeting.

Q.        Who is asking for my vote?

A.        The enclosed WHITE proxy card is solicited by the Board of YOUR FUND to approve the New Agreement because the Closing may be deemed to cause the Current Agreement to terminate in accordance with applicable law. The Fund has engaged AST Fund Solutions, LLC (“AST”) to assist with solicitation of proxies.

3

You may receive a different proxy statement from Saba (along with a GOLD or other non-white proxy card) seeking your vote against the Proposal or giving Saba authorization to decide not to present your vote altogether. Do not give Saba authority to decide this important matter for you. Be sure that your voice is heard at the Meeting by voting on the enclosed WHITE proxy card. The Board, by majority vote, recommends that shareholders vote FOR the Proposal. Please discard any proxy card that you receive from Saba or any person other than the Fund. Do not send back any proxy card other than the enclosed WHITE proxy card, as doing so may cancel your vote to support your Fund.

Q.        Will my vote make a difference?

A.        Yes. Particularly in light of the proxy contest expected to be conducted by Saba, which could interfere with your Fund’s operations, your vote is extremely important.

You are being asked to approve the New Agreement to ensure that Eaton Vance continues managing the Fund and executing the strategies and objective that you have selected as an investment program. As discussed further in the proxy statement, the New Agreement will be substantially similar to the Current Agreement. Not only does this mean that the management fee rate for your Fund will remain the same, but also that other integral aspects of your Fund, such as its investment objective and principal investment strategies, as well as its portfolio managers, will stay in place.

By filing a proxy statement for the Fund with the U.S. Securities and Exchange Commission (the “SEC”) in order to solicit proxies for a shareholder meeting it identified as planned for January 7, 2021,1 Saba gave itself a platform to speak to the Fund’s shareholders. Saba is using this platform only to solicit votes against the approval of the New Agreement. Saba does not have an alternative plan for the management of the Fund, it is simply trying to take advantage of this situation to create disruption and force major structural change (such as liquidation or a large tender offer) that will allow Saba and its hedge fund investors to make a short-term profit. Saba does not care that the Fund has served a valuable role in the portfolios of its long-term investors for many years – it is willing to disrupt fund operations and potentially leave the Fund without an investment adviser in order to make a profit.

Do not let Saba put its interests above YOURS. Vote FOR the Proposal on the enclosed WHITE proxy card!

Please vote today! We need your help in order to preserve the Fund’s continuity of management and to prevent Saba, a known opportunistic hedge fund manager with a history of seeking short-term profits for itself and its clients at the expense of funds and their other shareholders, from advancing its activist agenda. If Saba’s disruptive tactics are successful, the Fund could be forced to liquidate and shareholders would lose the Fund as an investment option.

Note regarding Saba:

According to data obtained from FactSet Research Systems, Inc. on January 15, 2021, Saba is an activist investor that frequently targets registered closed-end funds and, since it was founded in 2009, has engaged in 48 activist campaigns against registered closed-end funds, involving 48 Schedule 13D filings, 35 proxy contests, 29 shareholder proposals, 25 proposed slates of director/trustee nominees, and 20 publicly disclosed letters to boards of directors/trustees and/or management.

In its proxy statement, Saba admitted it was seeking a self-tender offer for all outstanding shares of the Fund at or close to net asset value and a liquidation or conversion to an open-end fund if a majority of outstanding shares were tendered. Protect your Fund by voting FOR the Proposal on the enclosed WHITE proxy card. This is the only way to ensure that integral aspects of the Fund, such as its investment adviser, investment objective, principal investment strategies, and competitive management fee rate, remain the same.

 _________________________

1 The Fund assumes that Saba will make similar points in any proxy statement it may file in order to solicit proxies for the Meeting.

4

In its proxy statement, Saba claimed that the New Agreement is not in the best interests of Fund shareholders because the Fund “currently trades at a significant discount to [net asset value].” However, Saba failed to show any connection between the New Agreement and the discount or premium at which Fund shares currently trade in the market. Observers of closed-end funds have identified numerous factors as having an impact on fund discounts or premiums, which fluctuate with changes in market conditions. In addition, as of January 15, 2021, the Fund’s market discount of -5.64%, compared favorably to a median discount of -9.59% for funds in the Morningstar closed-end bank loan fund category. The Fund’s total return on market price and net asset value exceeded the median and average total return of funds in the Morningstar closed-end bank loan fund category for the 5-year period ended January 31, 2021. Among managers of closed-end bank loan funds, Eaton Vance has among the longest investment track records in the category and among the longest-tenured investment teams. On an overall basis, the Board believes that approval of the New Agreement, which is required to permit Eaton Vance to continue as investment adviser, is in the best interests of the Fund.

Saba is a known opportunistic hedge fund manager with a history of seeking short-term profits for itself and its clients at the expense of other fund shareholders. Saba took it one step further in its proxy statement because, on its GOLD or other non-white proxy card, it reserved the right to determine not to attend the anticipated meeting “if [it] believe[s] that the New Agreement is less likely to be approved” as a result of Saba’s non-attendance. In other words, assuming it seeks similar authority in its proxies for the Meeting, Saba could collect votes from shareholders and then determine not to present them at the Meeting, which could have the effect of delaying the Meeting and/or obstructing approval of the New Agreement because a quorum is not achieved. YOUR voice matters, and we want YOU to be heard at the Meeting. Do not give Saba authority to decide this important matter for you. Your vote FOR the Proposal on the enclosed WHITE proxy card can help stop Saba’s self-serving activist agenda from impairing or, worse, eliminating the Fund.

The Board recommends a vote FOR the Proposal on the enclosed WHITE proxy card.

5

Proposal 1

APPROVAL OF A NEW INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT

The Board has unanimously approved the New Agreement. The Board, by majority vote, recommends that shareholders of the Fund approve the New Agreement. The form of the New Agreement is attached at Appendix B. You should refer to Appendix B for the complete terms of the New Agreement.

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance will become an indirect wholly-owned subsidiary of Morgan Stanley.

Comparison of New Agreement and Current Agreement

In connection with the approval of the New Agreement, Eaton Vance proposed, and the Board approved, certain changes to the provisions of the Current Agreement in order to standardize, clarify, and modernize the Fund’s investment advisory and administrative agreement. The Board believes that this standardization will benefit shareholders by making the administration of the Fund’s investment advisory and administrative agreement more efficient.

The terms of the New Agreement, and certain differences between the New Agreement and the Current Agreement, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the New Agreement is attached at Appendix B. The date of the Current Agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the Board is set forth in Appendix C.

Fees. The Fund will not experience an increased management fee rate as a result of the Transaction. The contractual management fee rate for the Fund under the New Agreement will be the same as the contractual fee rate currently payable to Eaton Vance under the Current Agreement. Both the Current Agreement and the New Agreement provide that the Fund shall pay Eaton Vance a fee for investment advisory services of 0.75% of the Fund’s average daily “total managed assets,” as defined in the agreement, and that, unless the agreement is amended to so provide, the Fund shall not pay Eaton Vance any compensation for administrative services. The fee schedule to the New Agreement is contained in Appendix B. During the Fund’s most recently completed fiscal year, the Fund paid Eaton Vance $1,443,289 for the services provided by Eaton Vance under the Current Agreement.

Duties of Eaton Vance. The Current Agreement and the New Agreement contain substantially similar provisions relating to the retention of Eaton Vance to act as investment adviser for, and to manage the investment and reinvestment of, the assets of the Fund. In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities, commodities, derivatives, and/or other investments shall be acquired, disposed of, or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the restrictions of the Fund’s organizational documents and registration statement. Eaton Vance shall provide the Fund with such investment management, administration, and supervision as the Fund may from time to time consider necessary for the proper supervision of the Fund’s investment and administrative affairs.

Best Execution. The New Agreement provides that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and describe considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. The Current Agreement addresses this concept in less detail, through reference to selecting brokers and dealers in adherence to procedures adopted by the Board. This provision in the New Agreement was updated to more closely reflect statutory requirements related to payment of brokerage commission rates for investment transactions.

6

While the Current Agreement provides that Eaton Vance shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the New Agreement provides that Eaton Vance may also place orders for the purchase or sale of portfolio investments with futures commission merchants or other market participants selected by Eaton Vance. This revised language reflects the different types of investments in which the Fund may transact.

Expenses. The Current Agreement and the New Agreement provide that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement. The New Agreement provides updated examples of the various expenses that may be borne by the Fund. The expense provisions in the New Agreement are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Fund currently bears.

Delegation of Responsibilities. The Current Agreement and the New Agreement permit Eaton Vance to employ one or more sub-advisers or sub-administrators with respect to the Fund. The New Agreement makes clear that Eaton Vance may, with the approval of the Trustees of the Fund and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser or sub-administrator and/or enter into an agreement with one or more other sub-advisers or sub-administrators, all as permitted by the 1940 Act and the rules thereunder. In addition, both the Current Agreement and the New Agreement provide that, in the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser or sub-administrator. The New Agreement clarifies that this authority is subject to approval by the Trustees and notice to the sub-adviser or sub-administrator.

Limitation of Liability. Both the Current Agreement and the New Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement.

Third Party Beneficiaries. The New Agreement clarifies that such agreement shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement.

Non-Exclusive Services. Both the Current Agreement and the New Agreement provide that the services of Eaton Vance to the Fund are not exclusive. The New Agreement further contemplates that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Governing Law and Legal Requirements. While the Current Agreement is silent as to governing law, the New Agreement provides that such agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The Current Agreement and the New Agreement refer to certain requirements under the 1940 Act and the New Agreement provides that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Board Considerations

At a meeting held on December 18, 2020, the Board, which consists solely of Trustees who are not “interested persons” of Eaton Vance or the Fund (“Independent Trustees”), voted unanimously to approve the New Agreement. Prior to and during meetings leading up to the meeting held on December 18, 2020, the Board reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Board, that the Board considered reasonably necessary to evaluate the terms of the New Agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Fund, which most recently culminated in April 2020. The Board concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted unanimously to approve the New Agreement. The Board’s considerations are described in more detail in Appendix D. At a meeting held on January 27, 2021, a majority of the Board voted to recommend that shareholders approve the New Agreement.

7

Required Vote and Related Matters

Approval of the New Agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”), provided the quorum, as described below under “Further Information About Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. The Fund’s outstanding voting securities include common shares and Variable Rate Term Preferred (“VRTP”) Shares, which will vote together as a single class with respect to the Proposal.

Proposal 1 is subject to the Closing. If the Closing does not occur, Proposal 1 will be deemed null and the Board will consider whether other actions are warranted. Assuming the Transaction is completed, Proposal 1 will pass if the requisite shareholder vote is obtained.

Please note that even if shareholders of the Fund approve Proposal 1, it is possible that the New Agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Fund and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of the Fund do not approve Proposal 1. If this should happen, the Board would consider what additional actions to take, which could include continuing to solicit approval of the New Agreement. In addition, the Board has approved the Interim Agreement that may be used while solicitation continues after the Closing. The terms of the Interim Agreement are substantially identical to those of the Current Agreement except for term and escrow provisions required by applicable law.

BOARD RECOMMENDATION

The Board, consisting solely of Independent Trustees, believes that the New Agreement is in the best interests of the Fund. Accordingly, the Board recommends that shareholders vote FOR the New Agreement as described in Proposal 1 on the WHITE proxy card.

8

Further Information About Voting and the Special Meeting

Required Vote.  Approval of Proposal 1 requires the affirmative vote of a 1940 Act Majority.

Quorum and Methods of Tabulation. A quorum with respect to the Meeting requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. All shares that are voted and votes to abstain will be counted towards establishing a quorum. Accordingly, abstentions, which will be treated as shares that are present at the Meeting but which have not been voted, will assist the Fund in obtaining a quorum. Abstentions have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies. Shares of all classes of the Fund will vote together as a single class.

Adjournment and Postponement. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund that are entitled to vote and are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The Board also may, prior to the Meeting being convened, postpone the Meeting from time to time. The costs of any such additional solicitation and of any adjourned or postponed session will be borne by EVC.

Other business. The Trustees know of no matter other than the one described in this Proxy Statement to be brought before the Meeting. Pursuant to the Fund’s Amended and Restated By-Laws, since this is a special meeting of shareholders, only such business shall be conducted at the Meeting as shall have been brought before the Meeting pursuant to the notice of Meeting.

Revocation of proxies. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting. If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

Identification. If you are a record holder of Fund shares entitled to vote and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person. If you hold Fund shares entitled to vote through an intermediary and plan to attend the Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting. You must contact your intermediary to obtain a legal proxy for your shares.

Date for receipt of shareholders’ proposals for subsequent meeting of shareholders. To be considered for presentation at the Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must have been received at the Fund’s principal office c/o the Secretary of the Fund on or before November 17, 2020. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must have been delivered to the Fund’s principal office c/o the Secretary of the Fund no later than January 15, 2021 and no earlier than December 17, 2020. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Proxy Solicitation and Tabulation. The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by EVC and not by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust

9

Company, LLC, by broker-dealer firms, or by a professional solicitation organization. A written proxy may be delivered to the Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. EVC will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs, including mailing and tabulation costs, are approximately $180,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Convening the meeting. As part of our effort to maintain a safe and healthy environment at the Meeting, the Fund and the Board are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Board reserves the right to reconsider the date, time, and/or means of convening the Meeting.  Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time, and/or means of convening the Meeting, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate mailings. As permitted by SEC rules, Eaton Vance’s policy is to send a single copy of the Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the Proxy Statement for each account registered at that address. If you would prefer to receive your own copy of the Proxy Statement, please call our proxy information line at (800) 581-5238.

Financial information. The Fund’s Secretary will furnish to you, upon request and without charge, a copy of the Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. Shareholders desiring to obtain a copy of such reports should call (800) 581-5238, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Eaton Vance Management. Eaton Vance is the investment adviser of the Fund and also serves as the Fund’s administrator. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as sole trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a publicly held Maryland corporation. EVC, through its subsidiaries and affiliates, engages primarily in investment management, administration, and marketing activities. The Directors of EVC are Thomas E. Faust, Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All of the outstanding shares of EVC’s voting common stock are beneficially owned by certain officers of EVC or its subsidiaries and are deposited in a voting trust, the voting trustees of which are: Paul W. Bouchey, Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas Chan Lin Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos. The voting trustees have unrestricted voting rights for the election of directors of EVC.

10

The names and principal occupations of the principal executive officers of Eaton Vance are listed below. The address for each director of Eaton Vance and each officer listed below is Two International Place, Boston, MA 02110.

Thomas E. Faust, Jr., President & Chief Executive Officer

Frederick S. Marius, Vice President & Chief Legal Officer

Laurie G. Hylton, Vice President & Chief Financial Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President & Chief Administrative Officer

Eaton Vance provides investment advisory services to other funds that may have an investment objective similar to that of the Fund. The table in Appendix E identifies these other funds and states their net assets and the management fees that they paid to Eaton Vance during the fiscal years noted.

Limitation of Trustee Liability. The Fund’s organizational documents provide that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Fund and that the Fund will indemnify its Trustees and officers, to the fullest extent permitted by applicable law, against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except for liabilities to the Fund or any shareholder if it is determined that the Trustee or officer has acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees, Officers, and Other Information. All of the Fund’s officers are employees of Eaton Vance or its affiliates. Because of their positions with Eaton Vance or its affiliates, the officers will benefit from any management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the Fund to Eaton Vance or its affiliates. No Trustee owns any securities or has any other material direct or indirect interest in Eaton Vance, EVC, or any other person controlling, controlled by or under common control with Eaton Vance, either currently or upon the Closing.

Appendix F lists the current Trustees and officers of the Fund.

5% Ownership. As of January 15, 2021, to the knowledge of the Fund, no person other than those listed in Appendix G owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Security Ownership. To the best of the Fund’s knowledge, as of January 15, 2021, each Trustee, and the officers and Trustees of the Fund as a group, owned less than 1% of the outstanding shares of the Fund.

Affiliated Broker Commissions. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an affiliated broker of the Fund. The aggregate amount of commissions paid to such affiliated brokers during the Fund’s most recently completed fiscal year was $854, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during the Fund’s most recently completed fiscal year was 31%. No brokerage commissions were paid to any other affiliated brokers during the Fund’s most recent fiscal year.

****************

11

APPENDIX A

Number of Shares Outstanding as of the Record Date

Common Shares	VRTP Shares
7,606,422	190

A-1

APPENDIX B

Form of New Investment Advisory and Administrative Agreement

EATON VANCE FLOATING-RATE INCOME PLUS FUND

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT

AGREEMENT made as of this [x] day of [MONTH], [YEAR], between Eaton Vance Floating-Rate Income Plus Fund, a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1.        Duties of Eaton Vance. The Trust hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)       Eaton Vance hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of Eaton Vance’s organization in the choice of investments and in the purchase and sale of securities and in the administration of the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

In connection with its responsibilities as administrator of the Trust, Eaton Vance will:

•	assist in preparing all annual, semi-annual and other reports required to be sent to Trust shareholders and/or filed with the Securities and Exchange Commission (“SEC”), and arrange for the filing, printing, and dissemination of such reports to shareholders;

•	review the provision of services by the Trust’s independent public accounting firm, including, but not limited to, the preparation by such firm of audited financial statements of the Trust and the Trust’s federal, state and local tax returns; and make such reports and recommendations to the Trustees of the Trust concerning the performance of the independent accountants as the Trustees deem appropriate;

•	arrange for the filing with the appropriate authorities all required federal, state and local tax returns;

•	arrange for the dissemination to shareholders of the Trust’s proxy materials, and oversee the tabulation of proxies by the Trust’s transfer agent or other duly authorized proxy tabulator;

•	review and supervise the provision of custodian services to the Trust; and make such reports and recommendations to the Trustees concerning the provision of such services as the Trustees deem appropriate;

•	oversee the valuation of all such portfolio investments and other assets of the Trust as may be designated by the Trustees (subject to any guidelines, directions and instructions of the Trustees), and review and supervise the calculation of the net asset value of the Trust’s shares by the custodian;

•	negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Trust, and the fees to be paid by the Trust in connection therewith; review and supervise the provision of transfer agency and dividend disbursing services to the Trust; and make such reports and recommendations to the Trustees concerning the performance of the Trust’s transfer and dividend disbursing agent as the Trustees deem appropriate;

B-1

•	establish the accounting policies of the Trust; reconcile accounting issues that may arise with respect to the Trust’s operations; and consult with the Trust’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary in connection therewith;

•	determine the amount of all distributions (if any) to be paid by the Trust to its shareholders; prepare and arrange for the publishing of notices to shareholders regarding such distributions (if required) and provide the Trust’s transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of distributions and to implement the Trust’s dividend reinvestment plan;

•	make recommendations to the Trustees as to whether the Trust should make repurchase or tender offers for its own shares; arrange for the preparation and filing of all documents required to be filed by the Trust with the SEC in connection with such repurchase or tender offers; arrange for the preparation and dissemination of all appropriate repurchase or tender offer documents and papers on behalf of the Trust; and supervise and conduct the Trust’s periodic repurchase or tender offers for its own shares;

•	monitor any variance between the market value and net asset value per share, and periodically report to the Trustees available actions that may conform such values;

•	monitor the activities of any shareholder servicing agent retained by Eaton Vance and periodically report to the Trustees about such activities;

•	review the Trust’s bills and authorize payments of such bills by the Trust’s custodian;

•	oversee services provided to the Trust by external counsel;

•	arrange for the preparation and filing of all other reports, forms, registration statements and documents required to be filed by the Trust with the SEC, any other applicable regulatory body and any securities exchange where Trust shares are listed; and

•	provide other internal legal, auditing, accounting and administrative services as ordinarily required in conducting the Trust’s business affairs.

(b)       Eaton Vance shall provide the Trust with such investment management, administration and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investment and administrative affairs. As investment adviser to the Trust, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Eaton Vance is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Eaton Vance shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)       Eaton Vance shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by Eaton Vance, and to that end Eaton Vance is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Eaton Vance and Eaton Vance is expressly authorized to cause the Trust to pay any broker or dealer who

B-2

provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which Eaton Vance and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)       Notwithstanding the foregoing, Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Trust, nor shall Eaton Vance be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, custodian or shareholder servicing agent of the Trust.

2.       Compensation of Eaton Vance. For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.       Allocation of Charges and Expenses. Eaton Vance shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Trust shall include, without implied limitation: (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares in the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares, (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the SEC and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of Eaton Vance’s organization; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust, (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Trust, and that Eaton Vance may be or become interested in the Trust as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

B-3

       5.       Limitation of Liability of Eaton Vance. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of Eaton Vance is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of Eaton Vance by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of Eaton Vance limiting the personal liability of the trustees, officers, and shareholders of Eaton Vance, and the Trust hereby agrees that it shall have recourse to Eaton Vance for payment of claims or obligations as between Eaton Vance and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of Eaton Vance.

6.       Sub-Investment Advisers and Sub-Administrators. Eaton Vance may employ one or more sub-investment advisers or sub-administrators from time to time to perform any of Eaton Vance’s duties under this Agreement, upon such terms and conditions as may be agreed upon between Eaton Vance and such sub-investment adviser or sub-administrator and approved by the Trustees of the Trust, all as permitted by the 1940 Act. The performance of each such sub-investment adviser or sub-administrator of its obligation under any such agreement shall be supervised by Eaton Vance. Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Trust, terminate any agreement with any sub-investment adviser or sub-administrator and/or enter into an agreement with one or more other sub-investment advisers or sub-administrators, all as permitted by the 1940 Act and the rules hereunder. In the event a sub-investment adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser or sub-administrator, subject to approval by the Board and notice to the sub-investment adviser or sub-administrator.

7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of Eaton Vance, as the case may be, and the Trust may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. Eaton Vance expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and shareholders of the Trust, and Eaton Vance hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and Eaton Vance arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders or any Trustee, officer, or shareholder of the Trust.

B-4

10.       Use of the Name “Eaton Vance”. Eaton Vance hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of Eaton Vance or one of its affiliates as the investment adviser or administrator of the Trust. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by Eaton Vance and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance.” Eaton Vance shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ Eaton Vance or one of its affiliates as the Trust’s investment adviser or administrator. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of Eaton Vance, shall be the property of Eaton Vance and shall be subject to the same terms and conditions.

11.        No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Non-Exclusive Services. The services of Eaton Vance to the Trust are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities. It is understood that Eaton Vance and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that Eaton Vance or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to Eaton Vance. In addition, it is understood that Eaton Vance or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that Eaton Vance, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of Eaton Vance’s action or actions with respect to the Trust. Eaton Vance may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

B-5

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EATON VANCE FLOATING-RATE INCOME PLUS FUND

By:

[TRUST PRESIDENT]

President and not individually

EATON VANCE MANAGEMENT

By:

[NAME OF OFFICER]

[OFFICER] and not individually

B-6

APPENDIX A

For the services, payments and facilities furnished by Eaton Vance under this Agreement, Eaton Vance is entitled to receive from the Trust compensation as set forth below:

Eaton Vance shall be entitled to receive from the Trust compensation in an amount equal to 0.75% of the average daily total managed assets of the Trust. For purposes of this calculation, “total managed assets” of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments. For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. The Trust’s net assets shall be computed in accordance with the Declaration of Trust and any applicable votes and determinations of the Trustees of the Trust.

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears. Eaton Vance may, from time to time, waive all or a part of the above compensation.

The Board of Trustees of the Trust has currently determined that, based on the current level of compensation payable to Eaton Vance by the Trust for its investment advisory services under this Agreement, Eaton Vance shall receive no compensation from the Trust in respect of the administrative services to be rendered and the facilities to be provided by Eaton Vance in connection with its administrative responsibilities under this Agreement. If the Trustees subsequently determine that the Trust should compensate Eaton Vance for such administrative services and facilities, such compensation shall be set forth in an amendment to this Agreement to be entered into by the parties hereto.

B-7

APPENDIX C

Investment Advisory and Administrative Agreement: Date and Approvals

The following table contains information regarding the date of the Current Agreement, the date on which it was last approved by shareholders and the purpose of that submission, the date on which the continuance of the Current Agreement was last approved by the Board as well as action taken (other than renewal) with respect to the Current Agreement by the Board since the beginning of the Fund’s last fiscal year.

Date of Current Agreement	Date Current Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Agreement to Shareholder Vote (e.g., Original Approval)	Date of Last Approval by Board of Continuance of Current Agreement	Other Action Taken with Respect to Current Agreement
06/10/2013	6/28/2013	Original Approval[1]	04/08/2020	On 04/08/2020, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board amended the Current Agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.

_________________________

1 “Original Approval” means approval by the sole initial shareholder prior to public offering of the Fund.

C-1

APPENDIX D

Board Considerations: Proposal 1

Overview of the Board Evaluation Process

At a meeting held on December 18, 2020 (the “December Meeting”), the Board of Trustees (the “Board”) of the Fund, which consists solely of members (“Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund or Eaton Vance Management (“Eaton Vance”), voted unanimously to approve a new investment advisory and administrative agreement between the Fund and Eaton Vance (the “New Agreement”), which is intended to go into effect upon the completion of the Transaction (as defined below). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreement at the December Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Prior to and during meetings leading up to the December Meeting, the Board reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Independent Trustees considered reasonably necessary to evaluate the terms of the New Agreement and to form its conclusions. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Fund, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted unanimously to approve the New Agreement at the December Meeting. At a meeting held on January 27, 2021, a majority of the Board voted to recommend that shareholders approve the New Agreement.

Shortly after the announcement of the Transaction, the Independent Trustees met with senior representatives from Eaton Vance at a meeting held on October 14, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees requested additional information to assist the Board in its evaluation of the New Agreement and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Board considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during a meeting on December 16, 2020. The representatives from Eaton Vance each made presentations to, and responded to questions from, the Independent Trustees. The Board considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

•	Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Fund, including the expected impacts on the businesses conducted by Eaton Vance with respect to the Fund;
•	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;
•	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreement;
•	A commitment that, for a period of three years after the Closing (as defined below), Morgan Stanley would use its reasonable best efforts to ensure that at least 75% of the Board’s members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
•	A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;
D-1

•	Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;
•	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;
•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;
•	Information on how the Fund is expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing in respect of the Fund in the short- or long-term following the closing of the Transaction (the “Closing”);
•	Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Fund and/or the businesses of Eaton Vance and its affiliates as they relate to the Fund;
•	Information on the anticipated benefits of the Transaction to the Fund with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;
•	Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Fund, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreement

•	A representation that, after the Closing, the Fund will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;
•	Information regarding the terms of the New Agreement, including certain changes as compared to the current investment advisory and administrative agreement between the Fund and Eaton Vance (the “Current Agreement”);
•	Information confirming that the fee rates payable under the New Agreement are equal to those paid under the Current Agreement;
•	A representation that the New Agreement will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•	A report from an independent data provider comparing the investment performance of the Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and an appropriate benchmark index, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;
•	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;
•	Data regarding investment performance relative to a customized group of peer funds identified by Eaton Vance in consultation with members of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;
•	Comparative information concerning the fees charged and services provided by Eaton Vance to the Fund relative to the fees charged and services provided by Eaton Vance in managing other accounts (which may include other registered funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Fund, if any;
•	Profitability analyses of Eaton Vance with respect to the Fund as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;
D-2

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;
•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;
•	Information regarding the impact on trading and access to capital markets associated with the Fund’s post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Fund’s ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•	Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;
•	Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other registered funds and investment accounts, as applicable, post-Closing;
•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;
•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance;
•	Information concerning the benefits of the closed-end fund structure, as well as the Fund’s market prices, trading volume data, distribution rates and other relevant matters;
•	Confirmation that Eaton Vance intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective and principal investment strategies;
•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and
•	Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also received information regarding risk management techniques employed in connection with the management of the Fund. The Independent Trustees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

D-3

The Board members, in their capacity as Independent Trustees, were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Board members, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Board member may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement, the Board evaluated the nature, extent and quality of services currently provided to the Fund by Eaton Vance under the Current Agreement. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Fund is expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing the Fund’s investment strategies. The Board further considered that the Fund’s relative performance ranking with respect to its Morningstar and custom peer groups improved from the fourth quintile for the one-, three- and five-year periods ended February 29, 2020, to the third quintile for the one- and three-year periods ended October 31, 2020, and to the second quintile for the five-year period ended October 31, 2020. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Fund and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

D-4

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreement, the Board also considered investment performance information provided for the Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against an appropriate benchmark index and peer group. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by Eaton Vance and its affiliates, and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. In particular, the Board noted that, as of September 30, 2020, the Fund’s actual management fee rate and total expense ratio rank in the third quintile of the Fund’s Broadridge expense group and are equal to the median management fee and total expense ratio of its Broadridge expense group. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Board. The Board considered that the New Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees.

The Board also received and considered information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with an investment objective and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between the Fund and other types of accounts.

D-5

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreement.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreement, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreement.

The Board considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Fund. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of the Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the changes in the assets of the Fund and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede the Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund’s assets may not increase materially in the foreseeable future.

D-6

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board voted unanimously to approve the New Agreement for the Fund and a majority of the Board voted to recommend that shareholders approve the New Agreement.

Approval of Interim Agreement

At the December Meeting, the Board unanimously approved an interim investment advisory and administrative agreement on behalf of the Fund (the “Interim Agreement”), that may be utilized if shareholders of the Fund do not approve the New Agreement prior to the Closing. The Board noted that the terms of the Interim Agreement are substantially identical to those of the Current Agreement except for term and escrow provisions required by applicable law. The analysis set forth above for the New Agreement is equally applicable to the Board’s review of the Interim Agreement. In light of the foregoing, the Board unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement.

D-7

APPENDIX E

Other Similar Funds Advised by Eaton Vance

The following table contains certain information regarding other funds for which Eaton Vance provides investment advisory services and that may have a similar investment objective to the Fund, but may invest in different asset classes than the Fund.

Fund	Approximate Net Assets as of December 31, 2020 ($)	Fee Rate	Amount Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Eaton Vance Taxable Municipal Bond Fund	$14,999,592	0.450%	N/A1	No.

_________________________

1 Eaton Vance Taxable Municipal Bond Fund commenced operations on December 30, 2020.

E-1

APPENDIX F

Fund’s Trustees and Officers

Trustees
David Basile Charles Clarvit Mark R. Fetting
George J. Gorman
Valerie A. Mosley
William H. Park
Helen Frame Peters
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Officers
President[1]:	Eric A. Stein
Vice President:	Deidre E. Walsh
Treasurer[2]:	James F. Kirchner
Assistant Treasurers:	Justine E. Abbadessa	Michelle A. Green
	Kristin S. Anagnost	Michael J. Hebert
	Deborah A. Chlebek	Helen Hedberg
	Kevin M. Connerty	Dan A. Maalouly
Jennifer L. Flynn
Secretary:	Maureen A. Gemma[3]
Assistant Secretaries:	A. John Murphy	Kimberly M. Roessiger
Chief Compliance Officer:	Richard F. Froio
[1] The President is also the Chief Executive Officer [2] The Treasurer is also the Principal Financial and Accounting Officer [3] Ms. Gemma is also the Chief Legal Officer
F-1

APPENDIX G

5% Ownership

As of January 15, 2021, to the knowledge of the Fund, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of the Fund. Beneficial owners of 25% or more of the Fund’s outstanding voting securities are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
Variable Rate Term Preferred Shares
Barclays Bank PLC 1 Churchill Place, London X0 E14 5HP	190	100%
Common Shares
Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10036	1,714,749	22.50%
RiverNorth Capital Management, LLC RiverNorth Institutional Partners, LP 325 N. LaSalle Street, Suite 645, Chicago, IL 60654	591,577	7.77%
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	512,459	6.74%
Bulldog Investors LLC Phillip Goldstein Andrew Dakos Park 80 West 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663	470,962	6.19%

G-1

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call 888-227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (800) 581-5238 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Special Meeting of Shareholders, February 26, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on February 26, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory and administrative agreement with Eaton Vance Management to continue to serve as the Fund's investment adviser and administrator.	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

____
SIGNATURE DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

____
TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD FEBRUARY 26, 2021

The Notice of Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call 888-227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (800) 581-5238 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Special Meeting of Shareholders, February 26, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF VARIABLE RATE TERM PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on February 26, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Variable Rate Term Preferred Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory and administrative agreement with Eaton Vance Management to continue to serve as the Fund's investment adviser and administrator.	☐	☐	☐

Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD FEBRUARY 26, 2021
The Notice of Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]